SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                  April 2, 2003
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 Delaware                  0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)



1999 Broadway, Suite 4300, Denver, CO                      80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5:  Other Events

     On April 2, 2003 the Registrant issued the press release attached hereto as
Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding the appointment of Bruce P. Inglis as Vice President--Finance and Corporate Controller.

Item 7:      Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

             Item No.     Exhibit List
             --------     ------------------------------------------------------

             99.1         Press Release dated April 2, 2003 issued by Registrant

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     TITANIUM METALS CORPORATION
                                     (Registrant)




                                   By: /s/ Matthew O'Leary
                                      ----------------------------------------
                                      Matthew O'Leary
                                      Corporate Attorney and Assistant Secretary


Date: April 2, 2003

                                                                   EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE:                               CONTACT:

Titanium Metals Corporation                          J. Landis Martin
1999 Broadway, Suite 4300                            Chairman, President
Denver, Colorado 80202                                 & Chief Executive Officer
                                                     (303) 296-5600

             TIMET APPOINTS NEW VP--FINANCE AND CORPORATE CONTROLLER

     DENVER, COLORADO . . . April 2, 2003 . . . Titanium Metals Corporation (NYSE: TIE) announced that Bruce P. Inglis has been appointed as TIMET's Vice President--Finance and Corporate Controller. Mr. Inglis has served most recently as Group Finance Director of Apollo Metals Limited, a supplier of specialty materials and supply chain integration services to the aerospace industry. Prior to this, Mr. Inglis was European Finance Director of TIMET and Managing Director of TIMET UK. Mr. Inglis will be located at the Company's headquarters in Denver, Colorado.

     TIMET's Chairman, President & CEO, J. Landis Martin, stated, "We are pleased at Bruce's return to TIMET and look forward to positive contributions from his leadership, skills and experience."

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the Internet at www.timet.com.

                                   o o o o o